EXHIBIT 99.1

LONGEVITY HEALTH HOLDINGS ANNOUNCES BUSINESS UPDATES

PITTSBURGH, PA. & GAITHERSBURG, MD.

May 15, 2025

Longevity Health Holdings, Inc. (Nasdaq: XAGE), a company focused on extending human longevity and healthy aging through technologically innovative and clinically proven products in regenerative bio-aesthetics, diagnostics, and nutrition (“XAGE”, the “Company”, “we”, “our”, or “us”), today announced the following business updates:

1.
Merger Agreement entered with 20/20 BioLabs (“20/20”)
•
Merger Agreement executed on April 11, 2025, pursuant to which 20/20 is expected to continue as a wholly owned subsidiary of XAGE following merger closing subject to the satisfaction of the conditions set forth in the Merger Agreement.
•
S-4 prospectus filed with the Securities and Exchange Commission (SEC) on May 8, 2025.

2.
Unaudited Q1 sales
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XAGE: approximately $663,000 on a full quarter pro forma basis, an increase of 8% over the same period last year.
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20/20: approximately $562,000, an increase of 15% over the same period last year.

3.
Reverse Stock Split
•
Completed a 1 for 30 reverse stock split of XAGE’s common stock on May 12, 2025.
•
Stock began trading at split adjusted price on May 14, 2025.

4.
Expected Q2 New Product Launches
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XAGE: expects to launch a medicated cleanser for use in Physicians’ offices and MedSpas. This cleanser will also be marketed to 20/20’s customer base which consists predominantly of firefighters.
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20/20: expects to launch a new lab test that measures inflammatory biomarkers in the blood, a key contributor to premature aging and precursor to various skin and health disorders. This test will also be marketed to XAGE’s customer base of physicians and MedSpas.
•
20/20: announced an initiative with Giant Food at 9 stores in Maryland and Virginia to offer OneTestTM, their multi-cancer test using capillary blood. Giant is also considering expanding the pilot to include a test that spots biomarkers linked to pro-inflammatory foods.

5.
Additional Financing
•
XAGE is evaluating options and anticipates announcing a primary investment in Q2 2025.

About 20/20:

20/20 develops and commercializes innovative laboratory tests for the early detection and the proactive management of chronic disease risk. It offers a multi-cancer early detection blood test available in the U.S. accessible at home or at retail locations. This quarter, 20/20 also expects to introduce a new blood test for monitoring chronic inflammation which contributes to eight of the ten leading causes of death in America as well as skin disorders.

About XAGE:

Longevity Health Holdings is focused on longevity and healthy aging, encompassing the latest scientific advances in regenerative bio-aesthetics, diagnostics, and nutrition. Our products are aimed at helping people look and feel their best at any age. The Company currently offers two regenerative technologies for skin and hair health: the Carmell Secretome™ and Elevai ExosomesTM. The Carmell Secretome™ is a powerful blend of growth factors, proteins, peptides and bio-lipids derived from allogeneic human platelets, the body’s principal healing and regenerative cell. Elevai ExosomesTM are derived from human umbilical mesenchymal stem cells, which are known to contain a greater number of proteins than exosomes from non-stem cell sources.

Forward-Looking Statements:

This press release contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding preliminary unaudited sales for XAGE and 20/20; the launch and commercialization of new products by XAGE and 20/20; the structure, timing and completion of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent financing; the combined company’s expected post-Closing revenue and operational savings and synergies following the Merger; the future operations and products of the combined company. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, risks related to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each company to consummate the proposed Merger; (iii) risks related to XAGE’s ability to maintain its listing on the Nasdaq Capital Market and to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, each company’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of XAGE’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the commercialization, development and marketing of its products; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xi) the risk that the concurrent financing is not consummated prior to the Closing; (xii) risks related to the diversion of management’s attention from our ongoing business; (xiii) the risk of unknown liabilities arising after the Merger; (xiv) the ability to recognize anticipated benefits from our commercial products, R&D pipeline, distribution agreements, changes in applicable laws or regulations; (xv) the possibility that we may be adversely affected by other economic, business, and/or competitive factors, and (xvi) other risks and uncertainties, those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by XAGE with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, and in our other reports filed with the SEC. Most of these factors are outside of XAGE’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving 20/20 and XAGE and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, XAGE has filed a registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that XAGE may file with the SEC and or send to XAGE’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF XAGE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XAGE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by XAGE with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by XAGE with the SEC will also be available free of charge on XAGE’s website at www.healthxage.com, or by contacting Bryan Cassaday at bcassaday@healthxage.com.

Participants in the Solicitation

XAGE, 20/20, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from XAGE’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of XAGE is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Contact:

Bryan Cassaday

bcassaday@healthxage.com